SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  - NEW YORK TAX EXEMPT INCOME CLASS A SHARES
Fiscal period ending: September 30, 1998
Inception date (if less than 10 years of performance): September 2,
1983


                            TOTAL RETURN

Formula   -    Average Annual Total Return:  ERV = P(1+T)       n

N    =    Number of Time Periods        1 Year    5 Years   10
Years*

P    =    Initial Investment       $1000          $1000
$1000

ERV  =    Ending Redeemable Value       $1023          $1218
$2007

T    =    Average Annual Total Return   2.27%          4.01%
7.22%*

          *Life of fund, if less than 10 years


                                YIELD

Formula:

          Interest + Dividends - Expenses
     2 (---------------- +1)(6) -1
          POP x Average shares


Interest and Dividends             $6,599,843

Expenses                      $1,113,916

Reimbursement                 $0

Average shares                181,456,509

NAV                           $9.12

Sales Charge                  4.75%

POP                           $9.57

Yield at POP                  3.82%


                    TAX - EXEMPT EQUIVALENT YIELD

Formula:            30 day yield
               ---------------          =    TAX EQUIVALENT YIELD
               1 - (Highest Individual Tax Rate)


     3.82%                     3.82%
     _____          =         ---            = 7.08%
     1-46.08%            .5392%


Fund name: NEW YORK TAX EXEMPT INCOME - CLASS B SHARES
Fiscal period ending: September 30, 1998
Inception date (if less than 10 years of performance): February 4,
1993


                            TOTAL RETURN

Formula   -    Average Annual Total Return:  ERV = P(1+T)       n

N    =    Number of Time Periods        1 Year    5 Years   10
Years*

P    =    Initial Investment       $1000          $1000
$1000

ERV  =    Ending Redeemable Value       $1017          $1218
$1948

T    =    Average Annual Total Return   1.69%          4.02%
6.89%*

          *Life of fund, if less than 10 years


                                YIELD

Formula:

          Interest + Dividends - Expenses
     2 (---------------- +1)(6) -1
          POP x Average shares


Interest and Dividends             $920,677

Expenses                      $278,063

Reimbursement                 $0

Average shares                25,363,124

NAV                           $9.10

Maximum Contingent Deferred
     Sales Charge             5.00%

Yield at NAV                  3.36%


                    TAX - EXEMPT EQUIVALENT YIELD

Formula:            30 day yield
               ---------------          =    TAX EQUIVALENT YIELD
               1 - (Highest Individual Tax Rate)


     3.36%                    3.36%
     _____          =         ---            =6.23%
     1-46.08%            .5392%

Fund name: NEW YORK TAX EXEMPT INCOME - CLASS M SHARES
Fiscal period ending: September 30, 1998
Inception date (if less than 10 years of performance): February 10,
1995


                            TOTAL RETURN

Formula   -    Average Annual Total Return:  ERV = P(1+T)       n

N    =    Number of Time Periods        1 Year    5 Years   10
Years*

P    =    Initial Investment       $1000          $1000
$1000

ERV  =    Ending Redeemable Value       $1036          $1216
$1956

T    =    Average Annual Total Return   3.61%          3.99%
6.94%*

          *Life of fund, if less than 10 years


                                YIELD

Formula:

          Interest + Dividends - Expenses
     2 (---------------- +1)(6) -1
          POP x Average shares


Interest and Dividends             $9,376

Expenses                      $2,158

Reimbursement                 $0

Average shares                257,193

NAV                           $9.12

Sales Charge                  3.25%

POP                           $9.43

Yield at POP                  3.59%


                    TAX - EXEMPT EQUIVALENT YIELD

Formula:            30 day yield
               ---------------          =    TAX EQUIVALENT YIELD
               1 - (Highest Individual Tax Rate)


     3.59%                    3.59%
     _____          =         ---            =6.66%
     1-46.08%            .5392%